EXHIBIT 23


January 6, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:  Coronado Industries, Inc.

Ladies and Gentlemen:

        We hereby consent to the reference to our legal opinion in the Annual Report on Form 10-KSB for the year ended December 31, 2004 of Coronado Industries, Inc.

                                        Michael K. Hair, P.C.


                                        By:  /s/ Michael K. Hair
                                           ----------------------------
                                           Michael K. Hair, President